UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 25, 2025 (February 24, 2025)

ChampionX Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd

Building 4, 12th Floor

The Woodlands, Texas 77381

(Address of principal executive offices and zip code)

(281) 403-5772

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	CHX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 24, 2025, ChampionX Corporation (“ChampionX”) entered into an Equity Purchase Agreement (as may be amended, modified, supplemented or waived from time to time, the “Purchase Agreement”) with USS HardTech, LLC, a Delaware limited liability company and controlled affiliate of LongRange Capital, L.P. (“Purchaser”), Schlumberger Limited, a Curaçao corporation (“SLB”) and Sodium Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Sodium US (“Merger Sub”), pursuant to which ChampionX will divest its wholly-owned subsidiary, US Synthetic Corporation (“USS”, and the transaction thereby contemplated, the “USS Divestiture”), in connection with the previously announced proposed acquisition of ChampionX by SLB, in accordance with that certain Agreement and Plan of Merger (as may be amended, modified, supplemented or waived from time to time, the “Merger Agreement”), dated April 2, 2024, by and among ChampionX, SLB, Sodium Holdco, Inc., a Delaware corporation and indirect wholly owned subsidiary of SLB (“Sodium US”) and Merger Sub (the transaction thereby contemplated, the “Merger”). Pursuant to the terms of the Purchase Agreement, Purchaser will pay ChampionX at the closing of the USS Divestiture (the “Closing”) all cash consideration of approximately $300 million, subject to customary adjustments.

The Purchase Agreement contains customary representations, warranties and covenants of the parties for transactions of a similar type and nature.

The Closing is subject to customary closing conditions, including: (i) the absence of certain legal restraints that enjoin, prohibit, prevent or make illegal the consummation of the USS Divestiture (“Mutual Legal Restraint”); (ii) the expiration or termination of all waiting periods applicable to the USS Divestiture under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (which expired on February 24, 2025) and any commitment to, or agreement with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the USS Divestiture and the receipt of all clearances, consents and approvals under applicable regulatory laws; (iii) the closing of the Merger; and (iv) certain other customary conditions relating to the parties’ representations and warranties in the Purchase Agreement and the performance of their respective obligations.

The Purchase Agreement may be terminated by ChampionX and Purchaser by mutual agreement. In addition, the Purchase Agreement may be terminated: (i) by either ChampionX or Purchaser if the Closing has not occurred on or before April 2, 2025 (the “Outside Date”); provided, that if the end date of the Merger Agreement (the “End Date”) is extended to a date later than April 2, 2025, then the Outside Date will be extended to the same date as the End Date so long as such date does not extend beyond December 31, 2025; (ii) by either ChampionX or Purchaser if (A) the Closing would violate any final and non-appealable Mutual Legal Restraint or (B) the other party materially breaches or fails to perform its representations, warranties, covenants or other agreements and such breach or failure to perform would result in the failure of a condition to close, subject to a specified cure period; (iii) by ChampionX if a governmental entity notifies ChampionX that it has determined that Purchaser is not a suitable purchaser of USS and such governmental entity does not revoke its determination during the ten business day period following ChampionX’s receipt of the notice; or (iv) automatically by either ChampionX or Purchaser upon valid termination of the Merger Agreement.

Upon termination of the Purchase Agreement under specified circumstances, ChampionX may be required to pay Purchaser any and all reasonable and documented out-of-pocket fees, costs and expenses incurred by Purchaser or its affiliates in connection with the USS Divestiture and the associated negotiation and drafting of the Purchase Agreement and the review of and efforts to close the USS Divestiture, subject to the limitations set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement and the transaction contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. The Purchase Agreement is incorporated herein by reference to provide ChampionX stockholders with information regarding its terms and is not intended to provide any factual information about ChampionX, SLB or Purchaser, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were made solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by ChampionX stockholders, SLB shareholders, Purchaser members or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by ChampionX stockholders, SLB shareholders, Purchaser members or other security holders.

Item 7.01.	Regulation FD Disclosure.

On February 25, 2025, ChampionX issued a press release announcing that it has entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by ChampionX under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act.

Such forward-looking statements include statements relating to the proposed transaction between SLB and ChampionX and the related sale of USS to Purchaser, including statements regarding the benefits of the transaction and the anticipated timing of the transaction, and information regarding the businesses of SLB and ChampionX, including expectations regarding outlook and all underlying assumptions, SLB’s and ChampionX’s objectives, plans and strategies, information relating to operating trends in markets where SLB and ChampionX operate, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that SLB or ChampionX intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” “intends,” “plans,” “seeks,” “targets,” “may,” “can,” “believe,” “predict,” “potential,” “projected,” “projections,” “precursor,” “forecast,” “ambition,” “goal,” “scheduled,” “think,” “could,” “would,” “will,” “see,” “likely,” and other similar expressions or variations, but not all forward-looking statements include such words. These forward-looking statements involve known and unknown risks and uncertainties, and which may cause SLB’s or ChampionX’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to those factors and risks described in Part I, “Item 1. Business”, “Item 1A. Risk Factors”, and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SLB’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2025 and Part 1, Item 1A, “Risk Factors” in ChampionX’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 5, 2025, and each of their respective, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These include, but are not limited to, and in each case as a possible result of the proposed transaction on each of SLB and ChampionX: the ultimate outcome of the proposed transaction between SLB and ChampionX, including the effect of the announcement of the proposed transaction; the ability to operate the SLB and ChampionX respective businesses, including business disruptions; difficulties in retaining and hiring key personnel and employees; the ability to maintain favorable business relationships with customers, suppliers and other business partners; the terms and timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the anticipated or actual tax treatment of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto; the ability of SLB and ChampionX to integrate the business successfully and to achieve anticipated synergies and value creation from the proposed transaction; changes in demand for SLB’s or ChampionX’s products and services; global market, political and economic conditions, including in the countries in which SLB and ChampionX operate; the ability to secure government regulatory approvals on the terms expected, at all or in a timely manner; the extent of growth of the oilfield services market generally, including for chemical solutions in production and midstream operations; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates, and potential recessionary or depressionary conditions; cyber-attacks, information security and data privacy; the impact of public health crises, such as pandemics (including COVID-19) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; trends in crude oil and natural gas prices, including trends in chemical solutions across the oil and natural gas industries, that may affect the drilling and production activity, profitability and financial stability of SLB’s and ChampionX’s customers and therefore the demand for, and profitability of, their products and services; litigation and regulatory proceedings, including any proceedings that may be instituted against SLB or ChampionX related to the proposed transaction; failure to effectively and timely address energy transitions that could adversely affect the businesses of SLB or ChampionX, results of operations, and cash flows of SLB or ChampionX; and disruptions of SLB’s or ChampionX’s information technology systems.

These risks, as well as other risks related to the proposed transaction, are included in the Form S-4 and proxy statement/prospectus that was filed with the SEC in connection with the proposed transaction between SLB and ChampionX. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to SLB’s and ChampionX’s respective periodic reports and other filings with the SEC, including the risk factors identified in SLB’s and ChampionX’s Annual Reports on Form 10-K, respectively, and SLB’s and ChampionX’s subsequent Quarterly Reports on Form 10-Q. The forward-looking statements included in this communication are made only as of the date hereof. Neither SLB nor ChampionX undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Name

2.1*	Equity Purchase Agreement, dated February 24, 2025, by and among ChampionX, Purchaser and, solely for purposes set forth therein, SLB and Merger Sub.

99.1	Press Release, dated February 25, 2025.

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. ChampionX Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionX Corporation

Date: February 25, 2025	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher Executive Vice President and Chief Financial Officer